Exhibit 10.3

EXECUTION VERSION

THIRD AMENDMENT TO LINE OF CREDIT NOTE

THIS THIRD AMENDMENT TO LINE OF CREDIT NOTE (this “Amendment”) dated as of May 27, 2016, is by and between Cherokee Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. (the “Bank”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

W I T N E S S E T H:

WHEREAS, the Borrower has heretofore issued in favor of Bank that certain Line of Credit Note dated as of September 4, 2012 (as previously amended or otherwise modified, the “Line of Credit Note”) in connection with “Facility A” under the Credit Agreement entered into between the Borrower and the Bank as of September 4, 2012 and as amended as of January 31, 2013, as of January 10, 2014 and as of September 4, 2015;

WHEREAS, the Borrower and the Bank have agreed to extend the maturity date of Facility A; and

WHEREAS, the parties desire to amend the Line of Credit Note to put such change into effect.

NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

ARTICLE I DEFINITIONS
SECTION 1.1 Defined Terms. Capitalized terms used, but not defined herein shall have the meanings assigned to them in the Line of Credit Note, as amended by this Amendment.
ARTICLE II AMENDMENTS
SECTION 2.1 . The Line of Credit Note is hereby amended by replacing the date “March 1, 2017” in the sections titled “Principal payments” and “Promise to Pay” with the date “June 30, 2017”.

ARTICLE III

CONDITIONS

This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

SECTION 3.1 The Bank shall have received this Amendment executed and delivered by the authorized officers of the Borrower.

SECTION 3.2  The Bank shall have received a certificate dated as of the date of this Amendment from an authorized officer of the Borrower in form and substance satisfactory to the Bank certifying as to the matters set forth in paragraphs (A) and (B) of Section 3.2 of the Credit Agreement.

SECTION 3.3  The Bank shall have received a certificate of the Borrower in form and substance satisfactory to the Bank certifying as to (i) the Organizational Documents of the Borrower, (ii) the due organization, valid existence and good standing of the Borrower; (iii) resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment by the Borrower and (iv) evidence that the Person signing this Amendment on behalf of the Borrower is duly authorized to do so.

SECTION 3.4 The Bank shall have received an acknowledgement of, and consent to, this Amendment from each guarantor in form and substance satisfactory to the Bank.
ARTICLE IV MISCELLANEOUS PROVISIONS

SECTION 4.1 Ratification of and References to the Promissory Note.  This Amendment shall be deemed to be an amendment to the Line of Credit Note, and the Line of Credit Note, as amended hereby, shall continue in full force and effect and is hereby ratified, reaffirmed, approved and confirmed in each and every respect.  All references to the Line of Credit Note in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Line of Credit Note as amended hereby.

SECTION 4.2 Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 4.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 4.4 Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

SECTION 4.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.
SECTION 4.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

BORROWER

Cherokee Inc.

By: /s/ Howard Siegel
Name: Howard Siegel
Title: COO

By: /s/ Jason Boling
Name: Jason Boling
Title: CFO

BANK

JPMorgan Chase Bank, N.A.

By: /s/ Pedro A. Isusquiza
Name: Pedro A. Isusquiza
Title: Authorized Officer

S-1

Signature page to Third Amendment to

Line of Credit Note